UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08006

DWS Investments Trust

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Short Duration Fund

(formerly Scudder Short Duration Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Short Duration Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.36%	2.26%	2.08%	3.24%	4.76%
Class B	1.17%	1.74%	1.49%	2.58%	4.03%
Class C	1.06%	1.64%	1.42%	2.54%	4.01%
Institutional Class	1.37%	2.27%	2.10%	3.36%	4.95%
Merrill Lynch 1-3 Year US Treasury Index+	1.41%	2.07%	1.46%	3.19%	4.82%
Blended Index++	1.41%	2.07%	1.46%	1.95%	3.80%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/06	$ 9.83	$ 9.84	$ 9.82	$ 9.84
10/31/05	$ 9.89	$ 9.89	$ 9.88	$ 9.90
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .19	$ .16	$ .16	$ .19
April Income Dividend	$ .0330	$ .0280	$ .0280	$ .0333
SEC 30-day Yield+++ as of 4/30/06	4.22%	3.74%	3.75%	4.34%
Current Annualized Distribution Rate+++ as of 4/30/06	4.08%	3.46%	3.47%	4.12%

+++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.77%, 3.14%, 3.14% and 4.13% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.64%, 2.86%, 2.86% and 3.90% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	87	of	228	38
3-Year	42	of	181	23
5-Year	41	of	129	31
10-Year	11	of	66	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,945	$10,345	$11,408	$15,479
	Average annual total return	-.55%	1.14%	2.67%	4.47%
Class B	Growth of $10,000	$9,878	$10,260	$11,261	$14,845
	Average annual total return	-1.22%	.86%	2.40%	4.03%
Class C	Growth of $10,000	$10,164	$10,432	$11,335	$14,814
	Average annual total return	1.64%	1.42%	2.54%	4.01%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,207	$10,446	$10,319	$16,009
	Average annual total return	2.07%	1.46%	3.19%	4.82%
Blended Index++	Growth of $10,000	$10,207	$10,446	$11,011	$14,521
	Average annual total return	2.07%	1.46%	1.95%	3.80%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,022,700	$1,064,400	$1,179,500	$1,620,700
	Average annual total return	2.27%	2.10%	3.36%	4.95%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,020,700	$1,044,600	$1,170,100	$1,600,900
	Average annual total return	2.07%	1.46%	3.19%	4.82%
Blended Index++	Growth of $1,000,000	$1,020,700	$1,044,600	$1,101,100	$1,452,100
	Average annual total return	2.07%	1.46%	1.95%	3.80%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Short Duration Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	1.25%	2.02%	1.93%	3.17%	4.75%
Merrill Lynch 1-3 Year US Treasury Index+	1.41%	2.07%	1.46%	3.19%	4.82%
Blended Index++	1.41%	2.07%	1.46%	1.95%	3.80%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/06	$ 9.83
10/31/05	$ 9.89
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .18
April Income Dividend	$ .0309
SEC 30-day Yield+++ as of 4/30/06	4.17%
Current Annualized Distribution Rate+++ as of 4/30/06	3.82%

+++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.91% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.56% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guarantee and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	128	of	228	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,202	$10,590	$11,690	$15,911
	Average annual total return	2.02%	1.93%	3.17%	4.75%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,207	$10,446	$10,319	$16,009
	Average annual total return	2.07%	1.46%	3.19%	4.82%
Blended Index++	Growth of $10,000	$10,207	$10,446	$11,011	$14,521
	Average annual total return	2.07%	1.46%	1.95%	3.80%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,013.60	$ 1,011.70	$ 1,010.60	$ 1,012.50	$ 1,013.70
Expenses Paid per $1,000*	$ 2.80	$ 5.79	$ 5.78	$ 3.74	$ 2.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,022.02	$ 1,019.04	$ 1,019.04	$ 1,021.08	$ 1,022.02
Expenses Paid per $1,000*	$ 2.81	$ 5.81	$ 5.81	$ 3.76	$ 2.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.56%	1.16%	1.16%	.75%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Gary W. Bartlett, senior portfolio manager for DWS Short Duration Fund, discusses the recent market environment and strategy in managing the fund during its most recent semiannual period ended April 30, 2006.

Q: How did the bond market perform?

A: The conundrum of falling long-term rates in the face of a tightening monetary policy came to an end during the period. Long-term rates moved higher in response to renewed signs of economic momentum, growing inflationary pressure, and the market's disappointment that the new US Federal Reserve Board (the Fed) Chairman Ben Bernanke did not signal an imminent softening of policy. Many had expected an elimination of the phrase "some further firming may be needed," and its continued inclusion seems to have signaled the beginning of the end for Chairman Greenspan's conundrum. Along with the unexpectedly hawkish language (favoring an increase in interest rates) accompanying the March 28 rate decision (another 25-basis-point increase to 4.75%), signs of economic strength, particularly in employment, and signals of monetary tightening from our European and Japanese central bank counterparts combined to pressure longer-term treasury rates higher during the latter part of the period. The ten-year treasury rate ended the period 50 basis points higher in yield, closing at 5.05%. The yield curve, which had initially reacted in unprecedented bull flattener fashion early in the tightening cycle (which began in June 2004), also surprised in these later stages, suffering a bear steepener.1 As measured by two- to ten-year rates, the curve ended the period at +19 basis points, after having flattened — and inverted — earlier (-16 basis points on 2/23/06). Rates increased along the curve, with the two-year note higher by 48 basis points, to 4.86%, and 10 years by 50 basis points, to 5.05%, over the period. (100 basis points equals one percentage point.)

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Bull flattener: Longer term treasury rates actually fell initially as the Fed began raising short-term rates.

Bear steepener: Where the yield curve steepens as the result of longer term rates rising more than short-term rates.

As might be expected, the short end of the fixed income market outperformed the broader market in the recent yield curve steepening environment. The Merrill Lynch 1-3 Year U.S.Treasury Index returned 1.41% for the six-month period ended April 30, 2006. Most spread sectors outperformed benchmark treasuries in the 1-3 year part of the market. The sole exception was single-family mortgage-backed securities which only slightly underperformed their treasury benchmark.

Q: How did the fund perform?

A: DWS Short Duration Class A shares returned 1.36% for the six-month period ended April 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with 1.47% for the average fund in the Lipper Short Investment Grade Debt Funds category and 1.41% for the Merrill Lynch 1-3 U.S. Year Treasury Index, the fund's benchmark.2

2 The Lipper Short Investment-Grade Debt Funds category consist of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into this category. It is not possible to invest directly in a Lipper category.

Q: What factors contributed to or detracted from the fund's performance?

A: The fund maintains its largest portion of holdings in single-family MBS (Mortgage Backed Securities). The vast majority are in well-structured CMOs (Collateralized Mortgage Obligations) and Hybrid ARMs (Adjustable Rate Mortgages) which are less sensitive to changes in interest rates than is the typical mortgage index. This security selection decision in the mortgage sector helped the fund to out perform the index in the mortgage sector.

The corporate bonds portion of the market modestly outperformed treasuries during the period. We have lowered the fund's exposure to the sector recently as holdings have reached target valuations, but continue to hold a significant position in the sector. Again, individual security selection helped add to the fund's returns as compared with its treasury benchmark. Holdings in Financials, Telecommunications and Media Cable aided performance.

Asset-backed securities have been quite a dependable source of excess returns in recent years. The fund remained significantly overweight to the sector during the period, with a large portion of that allocation focused on home-equity loan issues. This exposure has benefited performance as home-equity loans have produced among the best returns, within the ABS sector, as compared with benchmark treasuries during the recent period. Our comparative underweight to manufactured housing issues, though, dampened returns as this was the best performing sector within ABS.

Commercial mortgage-backed securities (CMBS) also performed well, on a relative returns basis, for the period. This positive performance resulted from a tightening of sectoral spreads vs. benchmark interest rate swaps. We have maintained a significant weighting for the fund to the sector throughout the period. CMBS added positively to portfolio returns for the period.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Commercial and Non-Agency Mortgage-Backed Securities	27%	24%
US Treasury Obligations	24%	17%
Corporate Bonds	16%	19%
Asset Backed	12%	15%
Collateralized Mortgage Obligations	6%	10%
Cash Equivalents	5%	2%
Municipal Bonds and Notes	5%	7%
Foreign Bonds — US$ Denominated	3%	3%
US Government Agency Sponsored Pass-Throughs	1%	2%
Government National Mortgage Association	1%	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Financials	55%	57%
Utilities	18%	20%
Consumer Discretionary	12%	9%
Telecommunication Services	8%	8%
Industrials	5%	6%
Information Technology	2%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/06	10/31/05

US Government and Agencies	32%	30%
AAA*	49%	46%
AA	1%	2%
A	10%	10%
BBB	7%	12%
Below BBB	1%	—
	100%	100%

* Includes cash equivalents

Asset allocation, corporate bond and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/06	10/31/05

Under 1 year	35%	30%
1 - 4.99 years	64%	70%
5 - 9.99 years	1%	—
	100%	100%

Weighted average effective maturity: 2.01 years and 1.69 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 15.4%
Consumer Discretionary 2.3%
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,596,000	1,713,796
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	875,000	863,488
Series E, 5.21%*, 10/31/2008	206,000	206,947
Viacom, Inc., 144A, 5.75%, 4/30/2011	970,000	963,266
		3,747,497
Financials 8.2%
American General Finance Corp., 2.75%, 6/15/2008	860,000	812,891
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	404,000	395,030
Citizens Property Insurance Corp., Series 1997-A, 144A, 6.85%, 8/25/2007	585,000	592,968
Duke Capital LLC, 4.331%, 11/16/2006	775,000	771,164
Erac Usa Finance Co., 144A, 5.399%*, 4/30/2009	1,389,000	1,389,229
First Union National Bank, 7.125%, 10/15/2006	967,000	974,146
Ford Motor Credit Co., 6.5%, 1/25/2007	2,082,000	2,069,113
General Electric Capital Corp., Series A, 5.31%, 2/1/2011	1,700,000	1,674,444
PNC Funding Corp.:
5.75%, 8/1/2006	2,949,000	2,951,766
6.875%, 7/15/2007	165,000	167,636
Popular North America, Inc., Series F, 5.2%, 12/12/2007	875,000	869,367
SLM Corp., Series A, 5.24%*, 7/27/2009	660,000	660,242
		13,327,996
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	388,129	400,485
Information Technology 0.4%
Dun & Bradstreet Corp., 5.5%, 3/15/2011	719,000	711,706
Telecommunication Services 0.9%
AT&T, Inc., 4.125%, 9/15/2009	1,600,000	1,530,198
Utilities 3.3%
Ameren Corp., 4.263%, 5/15/2007	435,000	429,498
CC Funding Trust I, 6.9%, 2/16/2007	505,000	510,085
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	183,481
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	660,055
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	635,000	637,708
Northeast Utilities, Series B, 3.3%, 6/1/2008	885,000	844,252
PSI Energy, Inc., 7.85%, 10/15/2007	810,000	834,666
Public Service Co. of New Mexico, 4.4%, 9/15/2008	650,000	631,186
Xcel Energy, Inc., 3.4%, 7/1/2008	725,000	694,619
		5,425,550
Total Corporate Bonds (Cost $25,596,232)		25,143,432

Foreign Bonds — US$ Denominated 3.3%
Financials 2.0%
Deutsche Telekom International Finance BV, 5.375%, 3/23/2011	732,000	719,725
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,305,000	1,267,463
Pemex Finance Ltd., "A1", Series 2000-1, 9.03%, 2/15/2011	615,000	663,653
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	590,000	657,706
		3,308,547
Industrials 0.8%
Tyco International Group SA, 6.75%, 2/15/2011	1,175,000	1,222,402
Telecommunication Services 0.5%
Telecom Italia Capital, 4.0%, 1/15/2010	918,000	864,432
Total Foreign Bonds — US$ Denominated (Cost $5,504,557)		5,395,381

Asset Backed 11.4%
Automobile Receivables 1.4%
GS Auto Loan Trust, "A4", Series 2003-1, 2.716%, 6/15/2010	376,472	370,830
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	966,283	950,735
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	367,396	364,640
"A4", Series 2002-3, 3.57%, 8/17/2009	33,222	33,198
"B", Series 2002-2, 4.67%, 3/15/2010	322,936	319,186
"B", Series 2002-1, 5.37%, 1/15/2010	184,197	183,446
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2003-1, 1.49%, 5/21/2007	939	938
		2,222,973
Equipment 0.2%
Great America Leasing Receivables, "A1", Series 2005-1, 144A, 4.31%, 10/20/2006	364,208	363,760
Home Equity Loans 9.8%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	74,797	75,506
Asset Backed Funding Corp. NIM Trust, "N2", Series 2005-0P1A, 144A, 6.0%, 9/26/2035	775,000	724,625
Bayview Financial Acquisition Trust, "AF1", Series 2005-D, 5.45%, 12/28/2035	835,510	831,594
Chase Funding Mortgage Loan Asset-Backed Certificates, "1A3", Series 2003-6, 3.34%, 5/25/2026	1,422,028	1,393,311
Countrywide Asset-Backed Certificates, "NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	41,418	41,797
First Franklin Mortgage Loan NIM:
"N1", Series 2005-FF1N, 144A, 3.9%, 12/25/2034	167,543	167,429
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	100,743	100,607
"A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	233,798	232,193
JPMorgan Mortgage Acquisition Corp., "A2F1", Series 2005-FRE1, 5.375%, 10/25/2035	824,107	820,247
Master Asset Backed Securities Trust, "A1B", Series 2005-AB1, 5.143%, 11/25/2035	891,959	887,060
Meritage Asset Holdings NIM, "N1", Series 2005-1, 144A, 4.581%, 5/25/2035	290,214	287,556
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	285,337	283,896
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	730,000	719,949
Popular ABS Mortgage Pass-Through Trust, "A1", Series 2005-6, 5.5%, 1/25/2036	1,327,708	1,322,120
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	1,088,000	1,062,967
"AF2", Series 2005-3, 4.723%, 11/25/2035	1,155,000	1,139,330
Renaissance NIM Trust, "NOTE", Series 2004-C, 144A, 4.458%, 12/25/2034	18,981	18,967
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ5, 3.8%, 7/25/2030	403,957	401,636
"AI2", Series 2004-RS7, 4.0%, 9/25/2025	372,919	371,609
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	893,672	887,543
"AI5", Series 2003-RS9, 4.99%, 3/25/2031	1,050,000	1,044,951
"AI3", Series 2005-RZ2, 5.229%*, 5/25/2035	1,130,000	1,132,061
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	792,903	787,366
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	412,459	411,089
Wells Fargo Home Equity Trust, "AI2", Series 2004-2, 3.45%, 6/25/2019	890,000	882,554
		16,027,963
Total Asset Backed (Cost $18,705,671)		18,614,696

US Government Agency Sponsored Pass-Throughs 1.5%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 1/1/2008 until 3/1/2010	372,305	371,750
6.0%, with various maturities from 10/1/2008 until 11/1/2009	103,466	103,575
7.0%, 3/1/2013	189,240	192,990
Federal National Mortgage Association:
6.0%, with various maturities from 6/1/2009 until 2/1/2010	385,300	385,753
6.5%, 3/1/2031	665,000	676,222
7.0%, 1/1/2036	628,605	646,335
8.0%, 4/1/2007	7,224	7,269
8.5%, 10/1/2010	33,351	33,458
Total US Government Agency Sponsored Pass-Throughs (Cost $2,467,471)		2,417,352

Commercial and Non-Agency Mortgage-Backed Securities 26.4%
ABN AMRO Mortgage Corp., "A5", Series 2003-4, 4.75%, 3/25/2033	652,311	645,646
Banc of America Commercial Mortgage, Inc., "A1A", Series 2000-1, 7.109%, 11/15/2031	1,819,589	1,842,281
Banc of America Mortgage Securities:
"2A6", Series 2004-G, 4.657%*, 8/25/2034	1,900,000	1,858,306
"2A2", Series 2003-1, 5.25%, 2/25/2018	640,890	637,777
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%*, 8/25/2035	595,000	573,344
"A1", Series 2006-1, 4.625%*, 2/25/2036	2,836,203	2,753,434
Cendant Mortgage Corp.:
"A6", Series 2003-1, 5.5%, 2/25/2033	199,141	197,833
"A5", Series 2003-1, 5.5%, 2/25/2033	935,914	929,719
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	566,152	560,794
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	451,476	449,754
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,262,336	1,256,858
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.566%, 3/25/2036	2,229,448	2,218,300
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	899,199	914,092
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	781,145	775,630
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	570,556	563,942
"A2", Series 2004-29CB, 5.0%, 1/25/2035	627,955	614,053
"A2", Series 2002-18, 5.25%, 2/25/2033	1,093,644	1,076,089
"1A5", Series 2003-J1, 5.25%, 10/25/2033	598,004	589,766
"1A1", Series 2004-J1, 6.0%, 2/25/2034	200,622	199,300
"A1", Series 2004-35T2, 6.0%, 2/25/2035	717,894	718,025
"A4", Series 2002-11, 6.25%, 10/25/2032	541,501	540,544
Countrywide Home Loans:
"A15", Series 2002-34, 4.75%, 1/25/2033	888,664	869,443
"A2", Series 2004-19, 5.25%, 10/25/2034	1,000,000	993,896
"2A17", Series 2004-13, 5.75%, 8/25/2034	1,437,296	1,425,970
CS First Boston Mortgage Securities Corp., "4A1", Series 2003-17, 5.5%, 6/25/2033	657,044	653,039
DLJ Commercial Mortgage Corp., "A1A", Series 1999-CG2, 6.88%, 6/10/2032	387,674	389,822
GMAC Commercial Mortgage Securities, Inc., "C", Series 1998-C1, 6.806%, 5/15/2030	375,000	384,578
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	97,069	96,674
GSAA Home Equity Trust, "AF3", Series 2004-NC1, 3.519%, 11/25/2033	793,923	775,551
JPMorgan Commercial Mortgage Finance Corp., "C", Series 1997-C5, 7.239%, 9/15/2029	1,625,000	1,687,258
Master Asset Securitization Trust, "2A1", Series 2004-4, 5.0%, 4/25/2034	1,007,131	989,134
Mortgage Capital Funding, Inc., "B", Series 1998-MC1, 6.779%, 3/18/2030	1,180,000	1,203,153
Nationslink Funding Corp., "B", Series 1998-2, 6.795%, 8/20/2030	1,115,000	1,146,266
Residential Accredit Loans, Inc.:
"A6", Series 2002-QS19, 5.125%, 12/25/2032	1,226,240	1,217,719
"1A1", Series 2004-QS16, 5.5%, 12/25/2034	997,159	979,744
Residential Asset Securitization Trust:
"2A1", Series 2003-A15, 5.25%, 2/25/2034	681,913	676,935
"A1", Series 2004-A1, 5.25%, 4/25/2034	678,890	665,216
Residential Funding Mortgage Security I, "A2", Series 2003-S3, 5.25%, 2/25/2018	872,176	865,979
TIAA Real Estate CDO Ltd., "A", Series 1999-1, 144A, 7.17%, 1/15/2032	517,891	524,663
Washington Mutual:
"A6", Series 2004-AR4, 3.803%*, 6/25/2034	1,890,000	1,798,519
"A6", Series 2003-AR10, 4.065%*, 10/25/2033	1,320,000	1,281,055
"2A1", Series 2002-S8, 4.5%, 1/25/2018	637,446	632,309
Washington Mutual MSC Mortgage Pass-Through Certificate, "2A6", Series 2002-MS9, 5.25%, 12/25/2017	1,025,460	1,012,249
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.499%*, 6/25/2035	195,000	185,689
"1A22", Series 2003-3, 5.0%, 4/25/2033	324,921	323,020
"2A5", Series 2006-AR2, 5.095%*, 3/25/2036	2,484,384	2,449,444
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $43,937,372)		43,142,812
Collateralized Mortgage Obligations 5.4%
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	40,091	39,917
"A2", Series 2004-W3, 3.75%, 5/25/2034	1,206,132	1,191,265
"1A3", Series 2003-W19, 4.783%, 11/25/2033	86,312	85,938
Federal Home Loan Mortgage Corp.:
"MH", Series 2660, 3.5%, 5/15/2018	305,755	303,545
"PN", Series 2544, 4.5%, 3/15/2026	869,577	860,800
"HG", Series 2543, 4.75%, 9/15/2028	196,066	194,307
"K", Series 1364, 5.0%, 9/15/2007	75,657	75,489
"WJ", Series 2557, 5.0%, 7/15/2014	1,170,000	1,160,970
"N", Series 2141, 5.55%, 11/15/2027	614,193	613,955
"QE", Series 2113, 6.0%, 11/15/2027	309,806	311,386
"PE", Series 2123, 6.0%, 12/15/2027	176,969	177,904
"I", Series 128, 6.5%, 2/15/2021	1,376	1,370
"LA", Series 1343, 8.0%, 8/15/2022	351,902	356,666
Federal National Mortgage Association:
"GU", Series 2003-63, 4.0%, 7/25/2033	552,616	541,502
"AY", Series 2004-45, 4.5%, 12/25/2018	437,435	434,457
"PC", Series 2003-33, 4.5%, 3/25/2027	746,979	743,552
"OC", Series 2002-73, 5.0%, 4/25/2014	765,000	760,162
"LA", Series 2002-50, 5.0%, 12/25/2029	211,893	211,049
"A2", Series 1998-M6, 6.32%, 8/15/2008	748,023	758,790
"TP", Series 2002-65, 7.0%, 3/25/2031	26,348	26,514
Total Collateralized Mortgage Obligations (Cost $9,182,799)		8,849,538

Municipal Bonds and Notes 5.0%
California, Statewide Communities Development Authority Revenue, Taxable-Butte County Workers Notes, 3.59%, 5/1/2008 (a)	1,508,000	1,471,340
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	15,000	15,061
Los Angeles County, CA, Pension Obligation, Series D, 6.92%, 6/30/2007 (a)	500,000	509,750
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B:
2.35%, 7/1/2006 (a)	840,000	836,077
2.85%, 7/1/2007 (a)	865,000	841,844
New Orleans, LA, Finance Authority Revenue, 5.35%**, 7/15/2021	1,405,000	1,405,000
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	15,000	15,036
Toms River, NJ, School District, Refunding Taxable Regional Schools, 3.286%, 7/15/2007 (a)	620,000	606,007
Washington, Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 2.0%, 10/1/2006 (a)	2,405,000	2,372,965
Willoughby, OH, Multi-Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007	60,000	59,803
Total Municipal Bonds and Notes (Cost $8,253,122)		8,132,883

Government National Mortgage Association 1.0%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $1,658,330)	1,576,078	1,606,490

US Treasury Obligations 23.9%
US Treasury Notes:
2.875%, 11/30/2006	15,500,000	15,315,936
4.0%, 8/31/2007 (b)	7,901,000	7,809,024
4.5%, 11/15/2010 (b)	16,286,000	16,014,350
Total US Treasury Obligations (Cost $39,349,041)		39,139,310
	Shares	Value ($)

Preferred Stocks 0.3%
ZFS Finance USA Trust I 144A, 6.15% (Cost $503,197)	500,000	484,728

Securities Lending Collateral 13.8%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $22,479,652)	22,479,652	22,479,652

Cash Equivalents 5.2%
Cash Management QP Trust, 4.78% (e) (Cost $8,559,840)	8,559,840	8,559,840

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $186,197,284)+	112.6	183,966,114
Other Assets and Liabilities, Net	(12.6)	(20,596,236)
Net Assets	100.0	163,369,878

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rates as of April 30, 2006.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2006.

+ The cost for federal income tax purposes was $186,199,180. At April 30, 2006, net unrealized depreciation for all securities based on tax cost was $2,233,066. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,180 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,257,246.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.8
Federal Security Assurance	0.3
Municipal Bond Investors Assurance	2.5

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $21,968,518 which is 13.4% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., and the Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $155,157,792) — including $21,968,518 of securities loaned	$ 152,926,622
Investment in Daily Assets Fund Institutional (cost $22,479,652)*	22,479,652
Investment in Cash Management QP Trust (cost $8,559,840)	8,559,840
Total investments in securities, at value (cost $186,197,284)	183,966,114
Cash	10,000
Receivable for investments sold	2,397,099
Interest receivable	1,395,312
Receivable for Fund shares sold	2,200,330
Other assets	54,183
Total assets	190,023,038
Liabilities
Payable for investments purchased	2,797,133
Payable for when-issued and forward delivery securities	677,543
Distributions payable	101,456
Payable for Fund shares redeemed	482,268
Payable upon return of securities loaned	22,479,652
Accrued management fee	10,812
Other accrued expenses and payables	104,296
Total liabilities	26,653,160
Net assets, at value	$ 163,369,878
Net Assets
Net assets consist of: Undistributed net investment income	94,532
Net unrealized appreciation (depreciation) on investments	(2,231,170)
Accumulated net realized gain (loss)	(2,398,259)
Paid-in capital	167,904,775
Net assets, at value	$ 163,369,878

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($81,177,011 ÷ 8,255,181 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.83
Maximum offering price per share (100 ÷ 97.25 of $9.83)	$ 10.11

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,953,837 ÷ 808,555 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,276,598 ÷ 2,776,559 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.82
Class S Net Asset Value, offering and redemption price(a) per share ($289,902 ÷ 29,480 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.83

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($46,672,530 ÷ 4,741,060 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.84

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 3,202,887
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,124
Interest — Cash Management QP Trust	63,326
Total Income	3,272,337
Expenses: Management fee	289,405
Administrative service fee	87,197
Custodian fees	5,812
Distribution and shareholder servicing fees	279,284
Auditing	24,203
Legal	18,972
Trustees' fees and expenses	6,076
Reports to shareholders	14,555
Registration fees	30,150
Other	50,862
Total expenses before expense reductions	806,516
Expense reductions	(278,446)
Total expenses after expense reductions	528,070
Net investment income	2,744,267
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(664,600)
Net unrealized appreciation (depreciation) during the period on investments	(123,934)
Net gain (loss) on investment transactions	(788,534)
Net increase (decrease) in net assets resulting from operations	$ 1,955,733

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 2,744,267	$ 4,922,215
Net realized gain (loss) on investment transactions	(664,600)	(1,632,725)
Net unrealized appreciation (depreciation) during the period on investment transactions	(123,934)	(1,181,900)
Net increase (decrease) in net assets resulting from operations	1,955,733	2,107,590
Distributions to shareholders from: Net investment income: Class A	(1,473,808)	(2,473,126)
Class B	(139,502)	(243,619)
Class C	(485,731)	(903,174)
Class S	(5,581)	(5,478)
Institutional Class	(643,202)	(1,323,912)
Fund share transactions: Proceeds from shares sold	60,961,616	78,353,200
Reinvestment of distributions	2,073,175	3,310,844
Cost of shares redeemed	(51,198,583)	(114,635,278)
Redemption fees	9,272	334
Net increase (decrease) in net assets from Fund share transactions	11,845,480	(32,970,900)
Increase (decrease) in net assets	11,053,389	(35,812,619)
Net assets at beginning of period	152,316,489	188,129,108
Net assets at end of period (including undistributed net investment income of $94,532 and $98,089, respectively)	$ 163,369,878	$ 152,316,489

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[c]	.19	.31	.27	.17
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.16)	(.00)***	(.02)
Total from investment operations	.13	.15	.27	.15
Less distributions from: Net investment income	(.19)	(.32)	(.27)	(.17)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.19)	(.32)	(.28)	(.17)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.83	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[d]	1.36**	1.50	2.68	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	79	82	52
Ratio of expenses before expense reductions (%)	.96*	.91	.89	.90*
Ratio of expenses after expense reductions (%)	.56*	.55	.55	.55*
Ratio of net investment income (%)	3.96*	3.15	2.69	2.57*
Portfolio turnover rate (%)	138*	161	236	322

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[c] Based on average shares outstanding during period.

[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[c]	.16	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.16)	(.01)	(.02)
Total from investment operations	.11	.09	.20	.11
Less distributions from: Net investment income	(.16)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.16)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.84	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[d]	1.17**	.88	2.04	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	8
Ratio of expenses before expense reductions (%)	1.70*	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.16*	1.15	1.15	1.16*
Ratio of net investment income (%)	3.36*	2.55	2.09	1.89*
Portfolio turnover rate (%)	138*	161	236	322

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[c] Based on average shares outstanding during period.

[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 10.05	$ 10.06	$ 10.09
Income from investment operations: Net investment income[c]	.16	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.16)	(.01)	(.03)
Total from investment operations	.10	.09	.20	.10
Less distributions from: Net investment income	(.16)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.16)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.82	$ 9.88	$ 10.05	$ 10.06
Total Return (%)[d]	1.06**	.88	2.03	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	31	37	28
Ratio of expenses before expense reductions (%)	1.70*	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.16*	1.15	1.15	1.15*
Ratio of net investment income (%)	3.36*	2.55	2.09	1.90*
Portfolio turnover rate (%)	138*	161	236	322

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[c] Based on average shares outstanding during period.

[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.01
Income from investment operations: Net investment income[c]	.18	.23
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.11)
Total from investment operations	.12	.12
Less distributions from: Net investment income	(.18)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.83	$ 9.89
Total Return (%)[d]	1.25**	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.29	.30
Ratio of expenses before expense reductions (%)	.96*	.92*
Ratio of expenses after expense reductions (%)	.75*	.74*
Ratio of net investment income (%)	3.77*	3.07*
Portfolio turnover rate (%)	138*	161

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 10.07	$ 10.07	$ 10.17	$ 10.18	$ 9.97
Income from investment operations: Net investment income	.19[b]	.31[b]	.27[b]	.27[b]	.40[b]	.60
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.16)	(.00)***	.01	.07	.21
Total from investment operations	.13	.15	.27	.28	.47	.81
Less distributions from: Net investment income	(.19)	(.32)	(.26)	(.31)	(.46)	(.60)
Net realized gain on investment transactions	—	—	(.01)	(.07)	(.02)	—
Total distributions	(.19)	(.32)	(.27)	(.38)	(.48)	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.84	$ 9.90	$ 10.07	$ 10.07	$ 10.17	$ 10.18
Total Return (%)[c]	1.37**	1.50	2.74	2.80	4.71	8.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	33	58	129	76	38
Ratio of expenses before expense reductions (%)	.72*	.66	.62	.68	.76	.80
Ratio of expenses after expense reductions (%)	.56*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.96*	3.15	2.69	2.70	3.93	5.97
Portfolio turnover rate (%)	138*	161	236	322	211	129

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Duration Fund (the "Fund") (formerly Scudder Short Duration Fund) is a diversified series of DWS Investments Trust (the "Trust") (formerly Scudder MG Investments Trust) which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Short Sales. The Fund may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At April 30, 2006, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,729,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000) and October 31, 2013 ($1,646,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $37,150,215 and $41,275,611, respectively. Purchases and sales of US Treasury securities aggregated $86,930,658 and $58,698,745, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Advisory Agreement is equal to an annualized rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $52,095 and the amount imposed aggregated $237,310 which was equivalent to an annualized effective rate of 0.33% of the Fund's average daily assets.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as a sub-advisor to the Fund. AAMI is paid by the Advisor for its services.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of Class A, B, C and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 44,959	$ 29,973	$ —	$ .04%
Class B	4,982	3,323	—	.04%
Class C	17,400	11,607	—	.04%
Class S	556	201	34.24%
Institutional Class	19,300	12,848	—	.04%
	$ 87,197	$ 57,952	$ 34	$

For the six months ended April 30, 2006, the Advisor and Administrator have agreed to contractually waive its fees or reimburse expenses to the extent necessary to maintain the annual expenses of Class A, B, C, S and Institutional Class of 0.55%, 1.15%. 1.15%, 0.74% and 0.55%, respectively. In addition, for the six months ended April 30, 2006, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class A, B and C shares at 0.55%, 1.15% and 1.15%, respectively.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 93,664	$ 91,872	$ —	.00%
Class B	31,136	5,969	12,211.61%
Class C	108,752	20,845	25,325.61%
	$ 233,552	$ 118,686	$ 37,536

In addition, DWS-SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annualized Effective Rate
Class B	$ 10,128	$ 10,128	$ —	.00%
Class C	35,604	35,604	—	.00%
	$ 45,732	$ 45,732	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006, aggregated $3,913.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for the Class B and C shares aggregated $21,507 and $0, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $139.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,555, of which $8,040 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $3,417 which represent a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended April 30, 2006, the custodian fee was reduced by $564 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,064,939	$ 30,225,879	5,316,526	$ 53,001,241
Class B	96,476	952,625	248,758	2,478,107
Class C	278,249	2,743,166	1,119,028	11,160,554
Class S	14,892	146,816	35,837*	356,661*
Institutional Class	2,726,574	26,893,130	1,137,767	11,356,637
		$ 60,961,616		$ 78,353,200
Shares issued to shareholders in reinvestment of distributions
Class A	118,826	$ 1,172,670	159,075	$ 1,585,148
Class B	10,642	105,074	19,357	193,006
Class C	30,645	302,176	55,191	549,624
Class S	540	5,327	531*	5,282*
Institutional Class	49,401	487,928	97,920	977,784
		$ 2,073,175		$ 3,310,844
Shares redeemed
Class A	(2,958,980)	$ (29,214,310)	(5,563,884)	$ (55,514,980)
Class B	(191,753)	(1,892,637)	(453,270)	(4,525,784)
Class C	(698,431)	(6,885,689)	(1,713,657)	(17,073,862)
Class S	(16,044)	(157,956)	(6,276)*	(62,587)*
Institutional Class	(1,320,394)	(13,047,991)	(3,746,716)	(37,458,065)
		$ (51,198,583)		$ (114,635,278)
Redemption fees		$ 9,272		$ 334
Net increase (decrease)
Class A	224,785	$ 2,193,042	(88,283)	$ (928,376)
Class B	(84,635)	(834,938)	(185,155)	(1,854,622)
Class C	(389,537)	(3,839,886)	(539,438)	(5,363,684)
Class S	(612)	(5,813)	30,092*	299,376*
Institutional Class	1,455,581	14,333,075	(2,511,029)	(25,123,594)
		$ 11,845,480		$ (32,970,900)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Short Duration Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,369,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632,712	2,646,252.765

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,285,053.327	90,110.130	283,946.692	1,637,909.000

II-B. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,238,648.290	115,511.214	304,950.645	1,637,909.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,165,459.697	188,056.214	305,594.238	1,637,909.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,394,159.171	164,277.086	100,673.892	1,637,909.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.7484	100,673.892	1,637,909.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,394,179.473	164,256.784	100,673.892	1,637,909.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,385,063.473	173,372.784	100,673.892	1,637,909.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,859.784	100,673.892	1,637,909.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,385,063.473	173,382.784	100,673.892	1,637,909.000

VII. Adoption of a Rule 12b-1 Plan (Class B and Class C only).

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
319,991.610	4,681.000	30,038.134	93,609.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
1,086,676.231	64,394.000	77,873.477	379,617.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

VIII. Approval of Reorganization into a Massachusetts Business Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 772
Fund Number	434	634	734	557
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDUSX
Fund Number	2334

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006